UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset value (NAV) at that date was $24.45 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $21.02.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Infrastructure Fund at NAV[a]	–1.70%
Cohen & Steers Infrastructure Fund at Market Value[a]	–4.07%
Linked Blended Benchmark[b]	–1.37%
S&P 500 Index[b]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Infrastructure Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Linked Blended Benchmark is represented by the performance of the blended benchmarks consisting of 80% UBS Global 50/50 Infrastructure & Utilities Index-net (UBS 50/50) and 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index through 03/31/2015, and 80% FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) and 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index thereafter. The benchmark is being replaced because UBS retired the UBS 50/50. The UBS 50/50 tracks a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index is free-float market-capitalization-weighted and reconstituted annually with quarterly rebalances and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. market. The FTSE 50/50 is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.40 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Market Review

Equity markets were unsettled in the six months ended June 30, 2015 despite broad improvements in global economic data. The U.S. economy hit a soft patch in the first quarter, but rebounded in the second. Europe and Japan exhibited stronger-than-expected expansion and developed markets overtook the emerging markets that have driven more than 70% of global growth since the onset of the financial crisis. Throughout the period, there was considerable speculation on when, and by how much, the Federal Reserve (the Fed) would raise interest rates.

Transportation Subsectors Led the Index

The Fund's linked benchmark had a total return of –1.4% in the period, led by transportation subsectors. The airports subsector (with a total return of 16.1%c) was lifted by Mexican, Chinese and European companies that reported stronger-than-expected passenger volumes as the global economy improved. Performance among railways (11.8%) was sharply split between passenger and freight operators. Japan's competitive currency and economic growth resulted in a surge in business and

c  Sector returns are in local currencies. Classification of securities comprising the linked blended benchmark determined by investment manager.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

tourism that boosted passenger volumes—but North American freight railways lost traction on weaker volume trends following the first-quarter West Coast ports shut down, and on lower year-over-year coal, crude oil and grain shipments. European components in the toll roads subsector (11.6%) reported a rise in traffic partially driven by lower fuel prices as well as the region's strengthening economic momentum.

Within communications (5.5%), towers, which are among the more highly leveraged infrastructure businesses, lagged at the prospect of rising interest rates. The record amounts of money wireless companies spent in the fourth-quarter 2014 spectrum auction was an added headwind; the market is concerned that it may leave them with less to spend on expanding their tower networks. With that said, two successful European initial public offerings (IPOs) illustrated the subsector's strong fundamentals and access to capital.

Pipelines (0.8%) struggled amid the challenging energy market dynamics in North America. Crude oil prices rallied in the second quarter, but remained low by historical standards, suggesting continued declines in throughput growth and investment opportunities.

Utilities Underperformed in the Face of Higher Interest Rates

The specter of higher interest rates cooled investor interest in electric utilities (–6.1%). Within the infrastructure universe, regulated utilities tend to be more sensitive to interest rates due to their relatively high dividend yields and bond-like cash flows. Among integrated utilities, Japanese companies advanced on growing optimism around nuclear restarts and profitability. U.K. utilities rebounded when the Conservative Party won the general election, as the Conservatives are expected to be less interventionist in energy matters than the Labour Party, which had promised to freeze gas and electric utility bills until 2017.

Preferred Securities Advanced

As measured by the BofA Merrill Lynch Fixed-Rate Preferred Securities Index, preferred securities had a total return of 2.2% in the period despite a rise in bond yields that held down U.S. Treasury securities and investment-grade corporate bonds. Preferred securities issued by banks outperformed the wider preferred market. Large U.S. banks reported solid first-quarter earnings, with the best results seen in the past several years, cheering equity and credit investors.

In addition to improvements in trading activity, loan growth, and balance sheets, sentiment toward banks was helped by good cost controls and the prospect that loan resets (based on short-term rates) would improve bank net interest margins and overall profitability.

Fund Performance

The Fund had a negative total return in the period and underperformed its linked blended benchmark on a NAV and market price basis. The Fund's underweight in electric utilities—particularly regulated utilities—was a positive contributor to relative return, although adverse stock selection in integrated utilities offset some of the benefit. The Fund's allocation to fixed income securities was favorable as well.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Factors that detracted from performance included the Fund's investments in North American freight rails and its underweight in passenger rail operators. An overweight in tower companies in the communications subsector was also unfavorable, although stock selection mitigated the impact.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), did not have a material effect on the Fund's performance for the six-month period ended June 30, 2015.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities significantly detracted from absolute performance during the six-month period ended June 30, 2015. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong, reaching an 11-year high during the period, while most other currencies tended to soften, particularly the euro. Consequently, this was a headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

Investment Outlook

Our outlook for global infrastructure securities is largely positive. We are encouraged by continued accommodative monetary policies from many of the world's central banks and believe this will support the global economic recovery. We also expect that when the Fed does raise interest rates, it will probably do so gradually, and in small increments. For now, global GDP growth is likely to be driven by developed economies.

As we expect economic growth to accelerate in the second half of the year, we look for infrastructure to benefit—especially transportation subsectors, including the freight rails that have faced challenges this year. Toll roads and airports, many of which are domiciled in Europe, are in a position to benefit from continued low crude oil prices and from the region's economic momentum.

Within the communications subsector, continued strong wireless data demand and the expectation of below-trend interest rates will likely support tower performance. However, we recognize several near-term headwinds, including rich valuations, increased leverage due to acquisitions and the possibility that high spectrum costs could put pressure on wireless carriers' free cash flows available for additional investment in tower infrastructure. With interest rates likely to rise from a low base, we remain underweight those subsectors and companies that are most sensitive to interest-rate exposure.

Preferreds remain well positioned relative to other credit sectors, in our view, and offer securities with high income rates and even tax-advantaged dividend income for U.S. buyers. Additionally, strong and improving credit fundamentals of many issuers, notably banks, provide the potential for narrowing credit spreads further.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

  ROBERT H. STEERS

  Chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2015, leverage represented 29% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019c (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[c]
Weighted Average Term on Financing	3.2 years[c]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2015. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

c  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. If the amendment was reflected, the weighted average term on financing would be 5.7 years and the weighted average rate on financing will increase as the extended fixed-rate tranches become effective.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Crown Castle International Corp.	$116,937,196	4.0
Sempra Energy	85,313,686	2.9
Union Pacific Corp.	82,322,812	2.8
Transurban Group	76,308,101	2.6
National Grid PLC	75,504,277	2.6
American Tower Corp.	72,445,002	2.5
NextEra Energy	71,548,176	2.4
Williams Cos. (The)	68,404,518	2.3
Ferrovial SA	67,892,747	2.3
Dominion Resources	67,369,519	2.3

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
COMMON STOCK	116.7%
AUSTRALIA	4.4%
PIPELINES—C-CORP	0.7%
APA Group[a]		2,422,109	$15,398,736
TOLL ROADS	3.7%
Transurban Group[a]		10,634,658	76,308,101
TOTAL AUSTRALIA			91,706,837
CANADA	5.9%
ELECTRIC—INTEGRATED ELECTRIC	0.3%
TransAlta Renewables[a]		531,500	5,259,680
MARINE PORTS	0.5%
Westshore Terminals Investment Corp.[a]		457,561	11,140,456
PIPELINES—C-CORP	2.8%
Enbridge[a]		759,892	35,536,663
TransCanada Corp.[a]		586,450	23,833,628
			59,370,291
RAILWAYS	2.3%
Canadian National Railway Co.		459,380	26,503,541
Canadian Pacific Railway Ltd[a]		133,664	21,405,503
			47,909,044
TOTAL CANADA			123,679,471
CHILE	0.3%
WATER
Aguas Andinas SA, Class A		12,000,000	6,851,512
CHINA	1.3%
GAS DISTRIBUTION	0.3%
Towngas China Co., Ltd. (Cayman Islands) (HKD)[a]		5,720,000	5,231,831
TOLL ROADS	1.0%
Jiangsu Expressway Co., Ltd., Class H (HKD)[a]		16,542,000	21,767,053
TOTAL CHINA			26,998,884
FRANCE	4.3%
COMMUNICATIONS—SATELLITES	1.7%
Eutelsat Communications SAa		1,100,252	35,510,518
RAILWAYS	2.6%
Groupe Eurotunnel SAa		3,795,334	54,963,632
TOTAL FRANCE			90,474,150

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
HONG KONG	3.1%
ELECTRIC—REGULATED ELECTRIC	1.6%
Power Assets Holdings Ltd.[a]		3,684,500	$33,557,895
MARINE PORTS	1.5%
China Merchants Holdings International Co., Ltd.		5,068,000	21,771,697
Cosco Pacific Ltd. (Bermuda)[a]		6,576,000	8,907,638
			30,679,335
TOTAL HONG KONG			64,237,230
ITALY	5.6%
COMMUNICATIONS—TOWERS	2.0%
Ei Towers S.p.A.[a]		228,722	13,782,243
Infrastrutture Wireless Italiane S.p.A., 144Ab,c		3,184,977	14,380,620
RAI Way S.p.A.[a,b]		2,708,587	12,984,568
			41,147,431
ELECTRIC—INTEGRATED ELECTRIC	1.2%
Enel S.p.A.[a]		5,373,758	24,347,147
GAS DISTRIBUTION	1.1%
Snam S.p.A.[a]		5,009,051	23,833,956
TOLL ROADS	1.3%
Atlantia S.p.A.[a]		1,069,413	26,419,920
TOTAL ITALY			115,748,454
JAPAN	5.6%
ELECTRIC—INTEGRATED ELECTRIC	2.2%
Chugoku Electric Power Co. (The)		832,600	12,150,375
Electric Power Development Co., Ltd.[a]		565,200	19,973,771
Kansai Electric Power Co.[a,c]		1,252,200	13,868,996
			45,993,142
GAS DISTRIBUTION	1.3%
Tokyo Gas Co., Ltd.[a]		4,874,000	25,886,342
RAILWAYS	2.1%
Central Japan Railway Co.[a]		175,900	31,770,801
West Japan Railway Co.[a]		188,600	12,074,037
			43,844,838
TOTAL JAPAN			115,724,322

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
LUXEMBOURG	0.8%
COMMUNICATIONS—SATELLITES
SES SAa		481,287	$16,169,314
MEXICO	1.8%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		3,380,975	23,145,724
Grupo Aeroportuario del Pacifico SAB de CV, ADR[a,d]		214,356	14,681,242
TOTAL MEXICO			37,826,966
PORTUGAL	0.9%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SA		4,719,079	17,913,920
SOUTH KOREA	1.2%
ELECTRIC—REGULATED ELECTRIC
Korea Electric Power Corp.		606,731	24,912,170
SPAIN	6.4%
AIRPORTS	0.7%
Aena SAc		146,344	15,293,826
COMMUNICATIONS	0.7%
Cellnex Telecom SAU, 144Ab,c		844,057	14,279,623
GAS DISTRIBUTION	0.7%
Enagas SAa		510,796	13,891,994
TOLL ROADS	4.3%
Abertis Infraestructuras SAa		1,402,910	23,006,935
Ferrovial SAa		3,131,032	67,892,747
			90,899,682
TOTAL SPAIN			134,365,125
SWITZERLAND	1.9%
AIRPORTS
Flughafen Zuerich AGa		52,180	40,378,876
UNITED KINGDOM	7.4%
COMMUNICATIONS—SATELLITES	1.8%
Inmarsat PLC[a]		2,552,842	36,722,103

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
ELECTRIC	4.0%
INTEGRATED ELECTRIC	0.4%
Abengoa Yield PLC (USD)		179,667	$5,627,171
Abengoa Yield PLC (USD) (Unregistered)[b,e,f]		69,363	2,147,014
			7,774,185
REGULATED ELECTRIC	3.6%
National Grid PLC[a]		5,880,279	75,504,277
TOTAL ELECTRIC			83,278,462
WATER	1.6%
Pennon Group PLC[a]		1,475,533	18,790,884
United Utilities Group PLC[a]		1,050,182	14,718,877
			33,509,761
TOTAL UNITED KINGDOM			153,510,326
UNITED STATES	65.8%
COMMUNICATIONS	10.6%
TELECOMMUNICATIONS	0.6%
AT&Ta,d		342,100	12,151,392
TOWERS	10.0%
American Tower Corp.[a,d]		776,557	72,445,002
Crown Castle International Corp.[a,d]		1,456,254	116,937,196
SBA Communications Corp., Class Aa,c,d		165,346	19,009,830
			208,392,028
TOTAL COMMUNICATIONS			220,543,420
DIVERSIFIED	0.8%
Macquarie Infrastructure Co LLC		192,401	15,898,095
ELECTRIC	25.2%
INTEGRATED ELECTRIC	9.0%
8Point3 Energy Partners LPc		319,455	5,948,252
Dominion Resources[a,d]		1,007,470	67,369,519
Exelon Corp.[a,d]		587,772	18,467,796
NextEra Energy[a,d]		729,860	71,548,176
NextEra Energy Partners LP		152,793	6,053,659
Pattern Energy Group[a,d]		689,314	19,562,731
			188,950,133

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
REGULATED ELECTRIC	16.2%
Alliant Energy Corp.[a,d]		710,606	$41,016,178
CenterPoint Energy[a,d]		980,833	18,665,252
CMS Energy Corp.[a,d]		1,667,347	53,088,328
DTE Energy Co.[a,d]		620,333	46,301,655
Duke Energy Corp.[a,d]		537,139	37,932,756
Edison International[a,d]		674,607	37,494,657
PG&E Corp.[a,d]		1,185,195	58,193,075
Xcel Energy[a]		1,388,445	44,680,160
			337,372,061
TOTAL ELECTRIC			526,322,194
GAS DISTRIBUTION	6.2%
Atmos Energy Corp.[a,d]		571,598	29,311,546
NiSource[a,d]		339,138	15,461,301
Sempra Energy[a,d]		862,277	85,313,686
			130,086,533
PIPELINES	18.4%
PIPELINES—C-CORP	6.7%
Kinder Morgan[a,d]		1,492,413	57,293,735
Tallgrass Energy GP LPc		455,578	14,646,833
Williams Cos. (The)[a,d]		1,191,924	68,404,518
			140,345,086
PIPELINES—MLP	11.1%
Dominion Midstream Partners LP		271,208	10,389,978
Energy Transfer Equity LP		475,827	30,533,819
Enterprise Products Partners LP		655,323	19,587,604
EQT GP Holdings LPc		233,669	7,942,409
EQT Midstream Partners LP		258,584	21,084,939
Golar LNG Partners LP (Marshall Islands)		273,428	6,745,469
MarkWest Energy Partners LP		482,018	27,176,175
MPLX LP		211,111	15,069,103
NGL Energy Partners LP		651,941	19,773,371
Rose Rock Midstream LP		273,418	12,782,291
Shell Midstream Partners LP		223,306	10,193,919
Shell Midstream Partners LP (Unregistered)[b,e,f]		175,100	7,701,563
Summit Midstream Partners LP		126,013	4,163,470

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
Tallgrass Energy Partners LP		336,471	$16,177,526
USA Compression Partners LP		345,940	6,628,210
Valero Energy Partners LP		162,071	8,278,587
Williams Partners LP		138,925	6,728,138
			230,956,571
PIPELINES—OTHER	0.6%
CorEnergy Infrastructure Trust[a,d]		1,820,767	11,507,248
TOTAL PIPELINES			382,808,905
RAILWAYS	3.9%
Union Pacific Corp.[a,d]		863,194	82,322,812
SHIPPING	0.7%
Teekay Corp. (Marshall Islands)		355,711	15,231,545
TOTAL UNITED STATES			1,373,213,504
TOTAL COMMON STOCK (Identified cost—$1,963,474,676)			2,433,711,061
PREFERRED SECURITIES—$25 PAR VALUE	6.6%
HONG KONG	0.5%
TRANSPORT—MARINE
Seaspan Corp., 6.375%, due 4/30/19 (USD)		44,362	1,120,140
Seaspan Corp., 9.50%, Series C (USD)		335,776	8,673,094
			9,793,234
MARSHALL ISLANDS	0.1%
TRANSPORT—MARINE
Teekay Offshore Partners LP, 7.25%, Series A (USD)		105,442	2,151,017
NETHERLANDS	0.5%
INSURANCE—MULTI-LINE—FOREIGN
ING Groep N.V., 7.375% (USD)		450,000	11,241,000
UNITED KINGDOM	0.7%
BANKS—FOREIGN
Barclays Bank PLC, 8.125%, Series V (USD)		200,000	5,200,000
National Westminster Bank PLC, 7.763%, Series C (USD)		183,368	4,708,890
RBS Capital Funding Trust VII, 6.08%, Series G (USD)		204,723	5,001,383
			14,910,273

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	4.8%
BANKS	1.5%
BB&T Corp., 5.20%, Series Fa		190,575	$4,385,131
Capital One Financial Corp., 6.70%, Series D		145,825	3,791,450
JPMorgan Chase & Co., 5.50%, Series O		184,506	4,363,567
JPMorgan Chase & Co., 6.125%, Series Y		200,000	4,982,000
Regions Financial Corp., 6.375%, Series B		207,410	5,332,511
Wells Fargo & Co., 5.125%, Series Oa		38,351	888,209
Wells Fargo & Co., 6.00%, Series Ta		150,000	3,795,000
Wells Fargo & Co., 5.85%[a]		200,000	5,100,000
			32,637,868
ELECTRIC—INTEGRATED	0.7%
Integrys Energy Group, 6.00%, due 8/1/73[a]		237,338	6,320,311
NextEra Energy Capital Holdings, 5.00%, due 1/15/73[a]		172,002	3,902,725
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series Ga		139,264	3,356,263
			13,579,299
FINANCE	0.4%
Morgan Stanley, 6.875%		210,732	5,622,330
Morgan Stanley, 6.375%, Series I		125,000	3,182,500
			8,804,830
INDUSTRIALS—CHEMICALS	0.5%
CHS, 7.10%, Series II		213,756	5,598,270
CHS, 6.75%		167,931	4,268,806
			9,867,076
Insurance	0.5%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, 5.75%, due 12/15/52		73,926	1,829,668
MULTI-LINE	0.3%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,046,057
Hartford Financial Services Group, 7.875%, due 4/15/42		150,000	4,461,000
			6,507,057

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
REINSURANCE	0.1%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		105,718	$2,878,701
TOTAL INSURANCE			11,215,426
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Qwest Corp., 6.125%, due 6/1/53[a]		100,000	2,490,000
Qwest Corp., 6.875%, due 10/1/54		144,039	3,726,289
			6,216,289
PIPELINES	0.3%
NuStar Logistics LP, 7.625%, due 1/15/43		188,060	4,983,590
REAL ESTATE	0.6%
DIVERSIFIED	0.3%
Coresite Realty Corp., 7.25%, Series A		99,000	2,578,950
Retail Properties of America, 7.00%		99,400	2,627,142
Saul Centers, 6.875%, Series C		79,140	2,078,216
			7,284,308
OFFICE	0.3%
American Realty Capital Properties, 6.70%, Series F		247,888	5,951,791
TOTAL REAL ESTATE			13,236,099
TOTAL UNITED STATES			100,540,477
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$131,709,748)			138,636,001
PREFERRED SECURITIES—CAPITAL SECURITIES	14.5%
AUSTRALIA	0.2%
INSURANCE—PROPERTY CASUALTY
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		4,000,000	4,220,000
CANADA	0.2%
PIPELINES
Transcanada Trust, 5.625%, due 5/20/75 (USD)		4,414,000	4,473,977

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
FRANCE	0.9%
BANKS—FOREIGN	0.2%
BNP Paribas, 7.195%, 144A (USD)[b]		3,000,000	$3,547,500
Credit Agricole SA, 7.875%, 144A (USD)[b]		766,000	789,855
			4,337,355
INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.4%
La Mondiale Vie, 7.625% (USD)		7,250,000	7,873,964
MULTI-LINE—FOREIGN	0.3%
AXA SA, 8.60%, due 12/15/30 (USD)[a,d]		5,000,000	6,725,775
TOTAL INSURANCE			14,599,739
TOTAL FRANCE			18,937,094
GERMANY	0.5%
BANKS—FOREIGN
Deutsche Bank AG, 7.50% (USD)		4,200,000	4,194,750
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[b]		5,000,000	6,256,250
TOTAL GERMANY			10,451,000
IRELAND	0.1%
BANKS—FOREIGN
Baggot Securities Ltd., 10.24%, 144A (EUR)[b]		2,200,000	2,535,815
ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[b]		8,635,000	9,941,044
JAPAN	0.3%
INSURANCE—LIFE/HEALTH INSURANCE
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (USD)[a,b]		2,800,000	2,968,000
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (USD)[a,b]		3,800,000	3,994,750
TOTAL JAPAN			6,962,750

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
NETHERLANDS	0.6%
BANKS—FOREIGN
Rabobank Nederland, 8.40% (USD)		5,000,000	$5,414,510
Rabobank Nederland, 11.00%, 144A (USD)[a,b]		5,120,000	6,508,800
			11,923,310
SPAIN	0.3%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)		3,400,000	3,663,500
Banco Santander SA, 6.375%, Series REGS (USD)		2,000,000	1,955,504
			5,619,004
SWITZERLAND	0.7%
BANKS—FOREIGN	0.5%
Credit Suisse Group AG, 7.50%, 144A (USD)[b]		3,491,000	3,645,498
UBS Group AG, 7.00% (USD)		3,800,000	3,866,500
UBS Group AG, 7.125% (USD)		3,300,000	3,441,405
			10,953,403
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)		4,000,000	4,340,000
TOTAL SWITZERLAND			15,293,403
UNITED KINGDOM	3.5%
BANKS—FOREIGN
Barclays Bank PLC, 7.625%, due 11/21/22 (USD)		3,500,000	3,992,363
Barclays Bank PLC, 6.86%, 144A (USD)[b]		4,500,000	5,062,500
Barclays PLC, 8.25% (USD)		5,001,000	5,290,858
HBOS Capital Funding LP, 6.85% (USD)		4,700,000	4,808,871
HSBC Capital Funding LP, 10.176%, 144A (USD)[b]		9,750,000	14,893,125
HSBC Holdings PLC, 6.375% (USD)[a]		3,300,000	3,312,375
HSBC Holdings PLC, 6.375% (USD)[a]		4,600,000	4,634,500
Lloyds Banking Group PLC, 7.50% (USD)		8,334,000	8,604,855
Nationwide Building Society, 10.25%, due 12/6/99, (GBP)		6,030,000	12,158,896
Royal Bank of Scotland Group PLC, 7.648% (USD)		5,904,000	7,380,000
Standard Chartered PLC, 6.50%, 144A (USD)[b]		3,600,000	3,634,657
TOTAL UNITED KINGDOM			73,773,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	6.7%
BANKS	3.3%
AgriBank FCB, 6.875%[a]		37,000	$3,896,562
Ally Financial, 7.00%, Series G, 144Ab		2,002	2,032,969
Bank of America Corp., 6.10%, Series AA		2,845,000	2,812,994
Bank of America Corp., 6.50%, Series Z		5,169,000	5,356,376
Citigroup, 5.875%, Series O		3,000,000	3,010,350
CoBank ACB, 6.25%, 144Aa,b		52,500	5,409,143
Farm Credit Bank of Texas, 6.75%, 144Aa,b		35,300	3,661,274
Farm Credit Bank of Texas, 10.00%, Series Ia		7,000	8,699,687
JPMorgan Chase & Co., 7.90%, Series I		7,220,000	7,645,980
JPMorgan Chase & Co., 6.75%, Series S		5,000,000	5,348,400
JPMorgan Chase & Co., 6.10%, Series X		4,850,000	4,873,037
Wells Fargo & Co., 7.98%, Series Ka,d		10,250,000	11,121,250
Wells Fargo & Co., 5.875%, Series Ua		4,320,000	4,428,216
			68,296,238
FINANCE—DIVERSIFIED FINANCIAL SERVICES	0.3%
General Electric Capital Corp., 7.125%, Series Aa		5,000,000	5,775,000
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Ab,f		60,000	6,313,128
INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.9%
MetLife, 5.25%, Series C		3,200,000	3,180,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		4,500,000	5,663,250
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b		6,500,000	9,148,750
			17,992,000
MULTI-LINE	0.1%
American International Group, 8.175%, due 5/15/68, (FRN)[a]		1,641,000	2,176,786
PROPERTY CASUALTY	0.2%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Ab		4,500,000	5,343,750
TOTAL INSURANCE			25,512,536

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,b,d]		9,989	$12,345,780
PIPELINES	0.4%
CorEnergy Infrastructure Trust, 7.00%, due 6/15/20		7,000,000	7,170,800
UTILITIES—MULTI-UTILITIES	0.6%
Dominion Resources, 5.75%, due 10/1/54[a]		6,213,000	6,492,467
Dominion Resources, 7.50%, due 6/30/66, Series Aa		2,983,000	2,826,393
PPL Capital Funding, 6.70%, due 3/30/67, Series A		2,994,000	2,645,085
			11,963,945
TOTAL UNITED STATES			137,377,427
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$270,657,513)			301,507,824
		Principal Amount
CORPORATE BONDS—UNITED STATES	1.1%
INTEGRATED TELECOMMUNICATIONS SERVICES
Embarq Corp., 7.995%, due 6/1/36		$11,338,000	12,598,786
Frontier Communications Corp., 9.00%, due 8/15/31		12,450,000	11,391,750
TOTAL CORPORATE BONDS (Identified cost—$24,486,479)			23,990,536
		Number of Shares/Units
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[g]		10,500,000	10,500,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$10,500,000)			10,500,000
TOTAL INVESTMENTS (Identified cost—$2,400,828,416)	139.4%		2,908,345,422
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.4)		(822,245,314)
NET ASSETS (Equivalent to $24.45 per share based on 85,319,794 shares of stock outstanding)	100.0%		$2,086,100,108

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

FRN  Floating Rate Note

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $1,729,370,142 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 7.9% of the net assets of the Fund, of which 0.8% are illiquid.

c  Non-income producing security.

d  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $758,235,019 in aggregate has been rehypothecated.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.5% of the net assets of the Fund.

f  Illiquid security. Aggregate holdings equal 0.8% of the net assets of the Fund.

g  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	25.9
Pipelines (Common)	13.0
Communications (Common)	12.4
Railways (Common)	7.8
Toll Roads (Common)	7.3
Gas Distribution (Common)	6.8
Banks—Foreign (Preferred)	4.6
Banks (Preferred)	3.5
Airports (Common)	3.2
Pipelines—C-Corp (Common)	2.5
Insurance (Preferred)	2.5
Marine Ports (Common)	1.4
Water (Common)	1.4
Other	1.3
Integrated Telecommunications Services (Corporate Bonds)	0.8
Utilities (Preferred)	0.7
Integrated Telecommunications Services (Preferred)	0.6
Pipelines (Preferred)	0.6
Diversified (Common)	0.6
Shipping (Common)	0.5
Finance (Preferred)	0.5
Electric—Integrated (Preferred)	0.5
Real Estate (Preferred)	0.5
Transport—Marine (Preferred)	0.4
Industrials (Preferred)	0.3
Food (Preferred)	0.2
Insurance—Property Casualty (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,400,828,416)	$2,908,345,422
Cash	17,595,278
Foreign currency, at value (Identified cost—$2,609,955)	2,592,197
Receivable for:
Investment securities sold	20,887,443
Dividends and interest	13,739,357
Other assets	312,000
Total Assets	2,963,471,697
LIABILITIES:
Payable for:
Credit agreement	850,000,000
Investment securities purchased	21,892,773
Investment management fees	2,111,983
Dividends declared	2,039,340
Fund shares redeemed	952,063
Administration fees	90,790
Interest expense	87,537
Directors' fees	544
Other liabilities	196,559
Total Liabilities	877,371,589
NET ASSETS	$2,086,100,108
NET ASSETS consist of:
Paid-in capital	$1,475,460,506
Dividends in excess of net investment income	(15,891,624)
Accumulated undistributed net realized gain	119,050,616
Net unrealized appreciation	507,480,610
$2,086,100,108
NET ASSET VALUE PER SHARE:
($2,086,100,108 ÷ 85,319,794 shares outstanding)	$24.45
MARKET PRICE PER SHARE	$21.02
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(14.03)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income (net of $1,985,229 of foreign withholding tax)	$44,754,033
Interest income	9,778,945
Rehypothecation income	90,735
Total Investment Income	54,623,713
Expenses:
Investment management fees	12,939,618
Interest expense	7,916,487
Administration fees	739,616
Shareholder reporting expenses	210,641
Custodian fees and expenses	201,880
Line of credit fees	122,726
Directors' fees and expenses	67,973
Professional fees	53,318
Transfer agent fees and expenses	10,980
Registration and filing fees	4,557
Miscellaneous	95,790
Total Expenses	22,363,586
Net Investment Income	32,260,127
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	157,411,812
Foreign currency transactions	(509,554)
Net realized gain	156,902,258
Net change in unrealized appreciation (depreciation) on:
Investments	(236,723,713)
Foreign currency translations	123,023
Net change in unrealized appreciation (depreciation)	(236,600,690)
Net realized and unrealized loss	(79,698,432)
Net Decrease in Net Assets Resulting from Operations	$(47,438,305)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$32,260,127	$61,770,200
Net realized gain	156,902,258	104,164,261
Net change in unrealized appreciation (depreciation)	(236,600,690)	163,538,960
Net increase (decrease) in net assets resulting from operations	(47,438,305)	329,473,421
Dividends and Distributions to Shareholders from:
Net investment income	(68,439,901)	(59,160,762)
Net realized gain	—	(67,658,067)
Total dividends and distributions to shareholders	(68,439,901)	(126,818,829)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(8,340,715)	—
Total increase (decrease) in net assets	(124,218,921)	202,654,592
Net Assets:
Beginning of period	2,210,319,029	2,007,664,437
End of period[a]	$2,086,100,108	$2,210,319,029

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $15,891,624 and $20,288,150, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(47,438,305)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,184,901,115)
Net purchases, sales and maturities of short-term investments	8,700,000
Net amortization of premium	204,555
Proceeds from sales and maturities of long-term investments	1,223,142,535
Net increase in dividends and interest receivable and other assets	(4,831,463)
Net decrease in interest expense payable, accrued expenses and other liabilities	(310,001)
Net change in unrealized depreciation on investments	236,723,713
Net realized gain on investments	(157,411,812)
Cash provided by operating activities	73,878,107
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(7,388,652)
Dividends and distributions paid	(68,002,878)
Cash used for financing activities	(75,391,530)
Decrease in cash	(1,513,423)
Cash at beginning of period (including foreign currency)	21,700,898
Cash at end of period (including foreign currency)	$20,187,475

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2015, interest paid was $7,916,373.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.79	$23.43	$20.58	$17.86	$18.53	$17.39

Income (loss) from investment operations:

Net investment income	0.38 [a]	0.72	[a]	0.61	[a]	0.80	0.91	1.18
Net realized and unrealized gain (loss)	(0.93)	3.12		3.67	[b]	3.36	(0.14)	1.14
Total from investment operations	(0.55)	3.84		4.28		4.16	0.77	2.32

Less dividends and distributions to shareholders from:

Net investment income	(0.80)	(0.69)	(0.71)	(0.92)	(1.02)	(1.11)
Net realized gain	—	(0.79)	(0.73)	—	—	(0.09)
Return of capital	—	—	—	(0.52)	(0.42)	—
Total dividends and distributions to shareholders	(0.80)	(1.48)	(1.44)	(1.44)	(1.44)	(1.20)
Anti-dilutive effect from the repurchase of shares	0.01	—	0.01	—	—	0.02
Net increase (decrease) in net asset value	(1.34)	2.36	2.85	2.72	(0.67)	1.14
Net asset value, end of period	$24.45	$25.79	$23.43	$20.58	$17.86	$18.53
Market value, end of period	$21.02	$22.72	$20.60	$18.75	$15.80	$16.42
Total net asset value return[c]	–1.70%[d]	17.27%	22.30%	24.65%	4.88%	15.07%
Total market value return[c]	–4.07%[d]	17.51%	18.02%	28.37%	4.71%	11.18%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$2,086.1	$2,210.3	$2,007.7	$1,769.4	$1,535.2	$1,593.1
Ratio of expenses to average daily net assets (before expense reduction)	2.03%[e]	2.01%	2.23%	2.07%	2.18%	2.36%
Ratio of expenses to average daily net assets (net of expense reduction)	2.03%[e]	2.01%	2.23%	2.06%	2.09%	2.19%
Ratio of expenses to average daily net assets (net of expense reduction and excluding interest expense)	1.31%[e]	1.30%	1.42%	1.44%	1.41%	1.44%
Ratio of net investment income to average daily net assets (before expense reduction)	2.93%[e]	2.78%	2.77%	4.34%	5.18%	6.25%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.93%[e]	2.78%	2.77%	4.35%	5.27%	6.42%
Ratio of expenses to average daily managed assets (before expense reduction)[f]	1.47%[e]	1.46%	1.57%	1.40%	1.44%	1.51%
Ratio of expenses to average daily managed assets (net of expense reduction)[f]	1.47%[e]	1.46%	1.57%	1.38%	1.38%	1.40%
Portfolio turnover rate	40%[d]	33%	58%	49%	40%	48%
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	345%	360%	336%	321%	292%[g]	291%[g]
Asset coverage per $1,000 for revolving credit agreement	$3,454	$3,600	$3,362	$3,212	$2,919	$2,912

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on an NAV basis would have been 22.23%.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates,

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anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. At June 30, 2015, there were $655,271,308 of securities transferred between Level 1 and Level 2 securities which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
United Kingdom	$153,510,326	$151,363,312	$—	$2,147,014	[a,b]
United States	1,373,213,504	1,365,511,941	—	7,701,563	[a,b]
Other Countries	906,987,231	906,987,231	—	—
Preferred Securities— $25 Par Value	138,636,001	138,636,001	—	—
Preferred Securities— Capital Securities:
United States	137,377,427	—	131,064,299	6,313,128	[c]
Other Countries	164,130,397	—	164,130,397	—
Corporate Bonds	23,990,536	—	23,990,536	—
Short-Term Investments	10,500,000	—	10,500,000	—
Total Investments[d]	$2,908,345,422	$2,562,498,485	$329,685,232	$16,161,705

a  Private placement in a public entity classified as Level 3 is valued at a discount to quoted market prices to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— United Kingdom	Common Stock— United States	Preferred Securities— Capital Securities— United States
Balance as of December 31, 2014	$14,978,125	$—	$—	$14,978,125
Purchases	9,127,590	2,298,690	6,828,900	—
Change in unrealized appreciation (depreciation)	755,677	(151,676)	872,663	34,690
Transfers out of Level 3[a]	(8,699,687)	—	—	(8,699,687)
Balance as of June 30, 2015	$16,161,705	$2,147,014	$7,701,563	$6,313,128

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2015 which were valued using significant unobservable inputs (Level 3) amounted to $617,865.

a  As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used significant observable inputs in determining the value of the same investments.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Inputs	Input Values
Common Stock:
United Kingdom	$2,147,014	Market Price Less Discount	Liquidity Discount	1.17%
United States	7,701,563	Market Price Less Discount	Liquidity Discount	3.65%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Common Stock—United Kingdom and Common Stock—United States is a discount to quoted market prices to reflected limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the

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life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On March 9, 2015, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2015, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2015, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2015, the Fund incurred $552,407 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $18,651 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $1,204,343,601 and $1,230,888,639, respectively.

Note 4. Income Tax Information

As of June 30, 2015, the federal tax cost and net unrealized appreciation and depreciation in value of securities were as follows:

Cost for federal income tax purposes	$2,400,828,416
Gross unrealized appreciation	$559,325,886
Gross unrealized depreciation	(51,808,880)
Net unrealized appreciation	$507,517,006

As of December 31, 2014, the Fund had a net short-term capital loss carryforward of $47,458,664, which may be used to offset future capital gains. These losses will expire on December 31, 2016. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT and Utility Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or portion of these losses will not be able to be utilized prior to their expiration.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2015, through December 31, 2015.

During the six months ended June 30, 2015, the Fund repurchased 368,604 Treasury shares of its common stock at an average price of $22.63 per share (including brokerage commissions) at a weighted average discount of 12.7%. These repurchases, which had a total cost of $8,340,715, resulted in an increase of $0.01 to the Fund's net asset value per share. During the year ended December 31, 2014, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. The Fund also pays a fee of 0.55% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2015, the Fund had outstanding borrowings of $850,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2015, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $758,235,019. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2015. During the six months ended June 30, 2015, the Fund earned $90,735 in fees from rehypothecated securities.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
Proposal 1. To elect Directors:
George Grossman	54,031,413.764	2,184,851.683
Robert H. Steers	54,082,043.751	2,134,221.696
C. Edward Ward, Jr.	54,049,635.209	2,166,630.238

Common Shares

	Shares Voted For	Shares Voted Against	Shares Abstained
Proposal 2. To approve the revision of UTF's fundamental investment restriction with respect to concentrating investments in an industry as described below:	39,242,920.159	845,430.733	649,101.765

•  Old Restriction: The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for the utility industry.

•  New Amended Restriction: The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2015) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
–5.48%	18.57%	8.49%	10.61%	–8.12%	19.37%	8.37%	8.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS INFRASTRUCTURE FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Investment Policy Change

At the annual stockholder meeting, held on April 23, 2015, shareholders approved the revision of the Fund's fundamental restriction with respect to concentrating investments in an industry. Under the revised investment policy, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

Benchmark Change

Effective as of the close of business of March 31, 2015, the Fund's investment manager replaced the Fund's benchmark, UBS Global 50/50 Infrastructure & Utilities Index (UBS 50/50), with the FTSE Global Core Infrastructure 50/50 Index (FTSE 50/50). The benchmark was replaced because UBS retired the UBS 50/50.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Fund changed its investment strategies and benchmark effective January 1, 2010. For comparative purposes, the Fund's prior benchmark is used for the period it was in place and the current benchmark is used since the date of the change. The Board of Directors noted that the Fund outperformed the medians of the Peer Funds for the one-, three-, five- and ten-year periods ended March 31, 2015, ranking second in the group for the one-year period and first in the group for the three-, five- and ten-year periods. There were four, four, three, and two Peer Funds included in the group over those periods, respectively. The Board of Directors noted that the Fund performed in line with its linked benchmark for the one-year period and outperformed its linked benchmark for the three-, five- and ten-year periods ended March 31, 2015. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at both the managed and common asset levels, were lower than the medians of the Peer Funds. The Board of Directors noted that the Fund's contractual management fee at the managed asset levels was lower than the median of the Peer Funds. The Board of Directors also noted that the Fund's total expense ratios at managed and common asset levels, including investment related expenses, were slightly lower (by 0.034% and 0.006%, respectively) than the medians of the Peer Funds, ranking two out of four for each. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, excluding investment related expenses, were lower than the medians of the Peer Funds, ranking second out of four funds and first out of four funds, respectively. The Board of Directors then

COHEN & STEERS INFRASTRUCTURE FUND, INC.

considered the administrative services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

William F. Scapell
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2015

Cohen & Steers Infrastructure Fund

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
1/1/15 to 1/31/15	N/A	N/A	N/A	8,568,840
2/1/15 to 2/28/15	N/A	N/A	N/A	8,568,840
3/1/15 to 3/31/15	N/A	N/A	N/A	8,568,840
4/1/15 to 4/30/15	263,044	$23.05	263,044	8,305,796
5/01/15 to 5/31/15	14,000	$23.01	14,000	8,291,796
6/01/15 to 6/30/15	91,560	$21.35	91,560	8,200,236
Total	368,604	$22.63	368,604	8,200,236

Note: On December 9, 2014, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2015 through December 31, 2015.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2015